INCOME TAXES	12 Months Ended
Dec. 31, 2010
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
9.	INCOME TAXES

During the years ended December 31, 2010 and 2009, the provision for income taxes (all deferred) differs from the amounts computed by applying the U.S. Federal income tax rate of 34% to income before provision for income taxes as a result of the following:

	2010	2009

Computed "expected" income tax expense (benefit)	$(343,900)	$(276,700)
State income taxes, net of federal benefit	(40,500)	(32,500)
Travel, entertainment and other	10,100	(8,900)
Valuation allowance	374,300	318,100
Income tax expense (benefit)	$-	$-

Significant components of net deferred income tax assets are as follows:

	2010	2009

Investments	$8,900	$461,700
Net operating loss carryforwards	1,381,600	1,003,300
Foreign losses	-	16,500
Capital loss carryforwards	478,300	13,000
Total deferred tax assets	1,868,800	1,494,500
Valuation allowance	(1,868,800)	(1,494,500)
Net deferred tax assets	$-	$-

The Company has a net operating loss carryforward of approximately $3,656,000, which will expire at various dates beginning in 2024 through 2030, if not utilized.  The Company has a capital loss carryforward of $1,258,000 which expires in 2015 if not utilized.  The tax basis of investments exceeds their book cost by approximately $23,000.